1 FISCAL 2015 Q4 PERFORMANCE February 24, 2016

2 CAUTIONARY STATEMENTS Forward-Looking Statements Certain statements in this presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations, including, but not limited to, various factors beyond management's control adversely affecting discretionary spending, membership count and facility usage and other risks, uncertainties and factors set forth in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2014 and “Risk Factors” and “Forward- Looking Statements” in its Quarterly Report on Form 10-Q for the period ended September 8, 2015. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no duty to update these forward-looking statements. Non-GAAP Financial Measures In our presentation, we may refer to certain non-GAAP financial measures. To the extent we disclose non-GAAP financial measures, please refer to footnotes where presented on each page of this presentation or to the appendix found at the end of this presentation for a reconciliation of these measures to what we believe are the most directly comparable measure evaluated in accordance with generally accepted accounting principles in the U.S. (“GAAP”). The Company has not reconciled Adjusted EBITDA guidance in this presentation to the most directly comparable GAAP measure because this cannot be done without unreasonable effort.

3 BUSINESS OVERVIEW Eric Affeldt, President and CEO

4 FISCAL YEAR 2015 PERFORMANCE Continued to execute our three-pronged growth strategy • We delivered record fiscal year 2015 results: » FY15 revenue up 19% year-over-year (y/y) to $1,053 million » FY15 adjusted EBITDA(1) up 19% y/y to $234 million » FY15 membership, excluding managed clubs, up 2.8% y/y to ~173k • Same-store revenue grew 3% y/y, while adjusted EBITDA up 6%. Same-store adjusted EBITDA margins improved 100 bps • Approximately 50% of our members were enrolled in O.N.E. or similar upgrade offerings; O.N.E. is now available at 152 clubs • Fiscal year 2015, we acquired nine clubs(2) • Fiscal year 2015, we completed reinvention at 21 clubs • We operate(3) 158 golf & country clubs (GCC) and 49 business, sports & alumni clubs (BSA) (1) Adjusted EBITDA is a non-GAAP measure. See Appendix for reconciliation to the most comparable financial measure calculated in accordance with GAAP (2) Including Legacy Golf Club that was subsequently divested (3) As of December 29, 2015

EXECUTING OUR GROWTH STRATEGY

Three-pronged growth strategy focused on increasing long-term shareholder value

Organic Growth	• Best-in-class, multi-functional clubs attract highly affluent member base • Sticky membership product creates highly stable, highly resilient revenue base • O.N.E. (Optimal Network Experiences) offering leverages network as distinct value proposition – upgrade penetration now at 50%[(1)]
Reinvention	• Significant opportunities to deploy ROI and expansion capital to reinvent, modernize and add new and relevant amenities to existing portfolio of clubs • More than $586 million total capital invested from fiscal year 2007 to fiscal year 2015 • Invested approximately $52 million of capital in 2015[(2)]
Acquisitions	• Highly fragmented industry with abundance of member-owned and individually-owned golf courses at compelling valuations presents roll-up opportunities • $340 million spent to acquire 64 clubs in 2014 and 2015[(3)] with two year ROI and expansion capital plan of ~$58 million to reinvent acquired clubs • Now underwriting acquisitions at 17-20% cash-on-cash returns by year 3

(1) Member penetration of O.N.E. and other upgrade products
(2) Includes ROI and expansion capital at existing portfolio and recently acquired clubs; Also includes one club acquired with the Southeast portfolio which was subsequently divested
(3) Includes Sequoia Golf properties owned or operated as of September 30, 2014. Purchase price of $260.0 million net of $5.6 million cash received and before customary closing adjustments

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CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

6 THE VALUE OF THE CLUBCORP NETWORK Our O.N.E. offering is unparalleled in the industry Increased adoption of the O.N.E. offering … generates favorable economics » Introduced O.N.E. in 2010 and rolling out at new and recently acquired clubs » O.N.E. is offered at 152 clubs(1) » O.N.E. increases revenue without increasing fixed costs » O.N.E. drives increased club utilization » We experienced the highest level of O.N.E. membership penetration in the company’s history 35% 43% 46% 39% 50% 2010 2013 2014 pre-Sequoia 2014 post-Sequoia 2015 (1) As of December 29, 2015 Member Penetration of O.N.E. and Other Upgrade Products

7 FY2015 SAME-STORE COMBINED CLUB RESULTS Texas full-year results impacted by extensive wet weather during spring 2015 FY2015 Results (y/y %) • Total Same-store Combined Clubs: » Revenue $851.6M, bup 2.5% » Adj. EBITDA $241.2M, bup 6.3% • Texas Same-store Combined Clubs: » Revenue $267.5M, bup 2.0% » Adj. EBITDA $87.5M, bup 4.1% » Texas contributes 31% of full-year combined club revenue and 36% of full-year combined club Adj. EBITDA • Houston Same-store Combined Clubs: » Revenue $69.9M, bdown (0.4%) » Adj. EBITDA $18.8M, bdown (4.5%) (1) Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation to the most comparable financial measure calculated in accordance with GAAP. 8% 23% 69% 2015 Revenue Same-store Combined Clubs Houston Texas ex Houston Non-Texas 8% 28% 64% 2015 Adj. EBITDA Same-store Combined Clubs Houston Texas ex Houston Non-Texas (0.4%) 2.9% 2.7% Houston Texas ex Houston Non-Texas 2015 Revenue Growth Same-store Combined Clubs Houston Texas ex Houston Non-Texas (4.5%) 6.7% 7.6% Houston Texas ex Houston Non-Texas 2015 Adj. EBITDA Growth Same-store Combined Clubs Houston Texas ex Houston Non-Texas

8 2015 TEXAS WEATHER El niño created a 100-year rain event affecting ClubCorp results in Texas in 2015 Texas Precipitation • Dallas experienced more than 2x the normal rainfall with 64 inches of precipitation in 2015 • Houston experienced almost 80% above average rainfall with 75 inches of precipitation in 2015 • Moreover, rainfall materially impacted results in Q2 where above average rainfall was at its peak at the end of April and the whole month of May • Dallas and Houston were also impacted by above average rainfall in the fall in the months of October and November (1) Source: www.usclimatedata.com 4.2 2.8 5.1 4.6 18.6 3.3 0.1 0.1 1.0 10.7 9.8 4.03.1 1.7 2.3 2.5 3.8 2.6 1.5 1.6 3.9 3.4 1.5 2.5 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 20.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Dallas Precipitation (inches) 2015 2010-2014 Average 3.2 0.6 5.3 9.8 20.4 3.3 0.4 7.2 5.8 11.7 2.8 4.23.3 2.9 2.6 3.0 5.7 3.6 5.8 2.9 4.3 2.9 2.2 2.8 0.0 5.0 10.0 15.0 20.0 25.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Houston Precipitation (inches) 2015 2010-2014 Average

9 4Q15 SAME-STORE COMBINED CLUB RESULTS Ex-Houston, revenue and adj. EBITDA growth accelerated in Texas during the 4Q 4Q15 Results (y/y %) • Total Same-store Combined Clubs: » Revenue $266.6M, bup 2.7% » Adj. EBITDA $79.9M, bup 8.0% • Texas Same-store Combined Clubs: » Revenue $86.9M, bup 3.1% » Adj. EBITDA $30.7M, bup 7.6% » Texas contributes 33% of 4Q combined club revenue and 38% of 4Q combined club Adj. EBITDA • Houston Same-store Combined Clubs: » Revenue $22.6M, bdown (0.7%) » Adj. EBITDA $6.8M, bdown (0.1%) (1) Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation to the most comparable financial measure calculated in accordance with GAAP. 9% 24% 67% 2015 4Q Revenue Same-store Combined Clubs Houston Texas ex Houston Non-Texas 8% 30% 62% 2015 4Q Adj. EBITDA Same-store Combined Clubs Houston Texas ex Houston Non-Texas (0.7%) 4.5% 2.6% Houston Texas ex Houston Non-Texas 2015 4Q Revenue Growth Same-store Combined Clubs Houston Texas ex Houston Non-Texas (0.1%) 9.9% 8.2% Houston Texas ex Houston Non-Texas 2015 4Q Adj. EBITDA Growth Same-store Combined Clubs Houston Texas ex Houston Non-Texas

ACQUISITION PERFORMANCE

Acquisitions are delivering ~17% cash-on-cash returns; EBITDA multiple less than 6x

- Historically, projects were underwritten at 10-15% cash-on-cash returns by year 3
- We are now increasing hurdle rate to 17-20% on cash-on-cash returns by year 3
- Continue to build operational track record on acquisitions
- Portfolio acquisitions (e.g. Sequoia) yield lower % returns, but bring larger adj. EBITDA contribution

Acquisition Performance

(Cash-on-Cash Yield (%) = Adj. EBITDA[1] / Total Investment[2])


4%
13%
17%
16%
18%
24%

Year 0	Year 1	Year 2	Year 3	Year 4	Year 5
Stub Period or Partial Year	**1st Full Fiscal Year of Operation**	**2nd Full Fiscal Year of Operation**	**3rd Full Fiscal Year of Operation**	**4th Full Fiscal Year of Operation**	**5th Full Fiscal Year of Operation**
Acquisitions from:	**Acquisitions from:**	**Acquisitions from:**	**Acquisitions from:**	**Acquisitions from:**	**Acquisitions from:**
• 2010	• 2010	• 2010	• 2010	• 2010	• 2010
• 2011	• 2011	• 2011	• 2011	• 2011	Total of 1 club
• 2012	• 2012	• 2012	• 2012	Total of 5 clubs	
• 2013	• 2013	• 2013	Total of 6 clubs		
• 2014	• 2014	Total of 9 clubs			
• 2015	Total of 54 clubs				
Total of 62 clubs					

Acquisitions

- 2010:
  - CC of the South
- 2011:
  - Long Island Portfolio (3 clubs)
  - Canterwood CC
- 2012:
  - Hartefeld National
- 2013:
  - Oak Tree CC
  - Cherry Valley CC
  - Chantilly National
- 2014:
  - Clubs of Prestonwood (2 clubs)
  - TPC Piper Glen
  - TPC Michigan
  - Oro Valley CC
  - Sequoia Golf (34 owned or leased, 6 managed)[3]
- 2015:
  - Ravinia Green CC
  - Rolling Green CC
  - Southeast Portfolio less Legacy (5 clubs)
  - Bernardo Heights CC

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

(1) Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation to the most comparable financial measure calculated in accordance with GAAP.
(2) Total Investment equals purchase price plus one-time reinvention capital committed to acquired properties
(3) As of December 29, 2015

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11 POSITIONED FOR EXCELLENT RESULTS AGAIN IN 2016 Our growth strategy continues to drive long-term shareholder value • The fundamentals of our business remain intact and continue to support our growth and investment strategies • We are well positioned in the markets that we serve and our clubs are located in close proximity to mass affluent communities where we expect to see continued growth • Our growth strategies have delivered five consecutive years of solid growth, with total adjusted EBITDA having grown at a compound annual growth rate above 9% since 2010 • We continue to believe that strategically investing in growth options such as reinvention and acquisitions help build and maximize long-term shareholder value • Our board believes ClubCorp’s current valuation makes our stock a truly compelling investment, and has authorized a $50 million share repurchase program over the next two years • We are proud that the strength and stability of our cash flow is allowing us to support our growth strategies

12 REINVENTION Mark Burnett, COO

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21 FINANCIAL OVERVIEW Curt McClellan, CFO

22 FY2015 CLUBCORP CONSOLIDATED RESULTS Delivering results consistent with our key growth objectives $688 $720 $755 $815 $884 $1,053 2010 2011 2012 2013 (53wks) 2014 2015 $150 $157 $166 $177 $196 $234 21.8% 21.8% 21.9% 21.7% 22.2% 22.2% 2010 2011 2012 2013 (53wks) 2014 2015 Adj. EBITDA(1) $233.7M +19.0% y/y Reinvention(2) 21 completed 19 GCC 2 BSA Revenue $1,052.9M, +19.1% y/y Objective FY2015Results Acquisitions(3) 9 clubs 3 single store 1 small portfolio (1) Adjusted EBITDA is a non-GAAP measure. See Appendix for reconciliation to the most comparable financial measure calculated in accordance with GAAP. (2) Reinventions completed in 2015. (3) Acquisitions closed in Fiscal 2015, including Legacy Golf Club that was subsequently divested. Revenue $ millions CAGR +8.9% Adj. EBITDA(1) $ millions CAGR +9.3%

23 FY2015 CLUBCORP CONSOLIDATED RESULTS Consolidated revenue growth up +19.1% and adj. EBITDA growth up +19.0% 2.0% 5.5% 21.3% 21.1% Same-Store Revenue Same-store Adj. EBITDA Total Revenue Total Adj. EBITDA GCC Growth Year-over-year % 139,948 139,595 168,173 172,939 2014 Same-store 2015 Same-store 2014 Total 2015 Total Combined Clubs Memberships(2) bdown (0.3%) bup 2.8% (1) Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation to the most comparable financial measure calculated in accordance with GAAP. (2) Memberships excludes managed clubs. Total memberships includes Same-store, and new or acquired clubs, but excludes managed clubs. 4.3% 10.5% 6.4% 13.4% Same-Store Revenue Same-store Adj. EBITDA Total Revenue Total Adj. EBITDA BSA Growth Year-over-year % 20.6% 15.8% 20.7% Dues F&B Golf Ops Combined Clubs Revenue Growth by Revenue Type Year-over-year %

24 FY2015 GOLF & COUNTRY CLUBS (GCC) Solid growth across key operating metrics 80,035 80,916 83,528 111,458 116,303 2011 Total 2012 Total 2013 Total 2014 Total 2015 Total Key operating metrics (y/y %) • Total GCC Results: » Revenue $842.6M, bup 21.3% » Adj. EBITDA $246.1M, bup 21.1% » Adj. EBITDA 29.2%, flat • Same-store GCC Results: » Revenue $662.2M, bup 2.0% » Adj. EBITDA $202.3M, bup 5.5% » Adj. EBITDA 30.6%, bup 110 bps • Same-store Revenue Growth by Revenue Type: » Dues bup 3.6% » Food & Beverage bup 2.2% » Golf Ops bdown (0.2%) • New or Acquired GCC Results: » Revenue $180.4M » Adj. EBITDA $43.8M 48% Dues 23% F&B 22% Golf Ops 7% Other FY15 $843M Revenue Mix Memberships(2) bup 4.3% (1) Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation to the most comparable financial measure calculated in accordance with GAAP. (2) Same-store memberships excludes managed clubs. Total memberships includes Same-store, and new or acquired clubs, but excludes managed clubs. $532 $556 $586 $628 $695 $843 2010 2011 2012 2013 (53wks) 2014 2015 GCC Revenue $ millions $151 $156 $168 $180 $203 $246 28.4% 28.1% 28.7% 28.7% 29.2% 29.2% 2010 2011 2012 2013 (53wks) 2014 2015 GCC Adj. EBITDA(1) $ millions CAGR +10.3% CAGR +9.6%

25 4Q15 GOLF & COUNTRY CLUBS (GCC) Solid growth across key operating metrics Key operating metrics (y/y %) • Total GCC Results: » Revenue $259.9M, bup 10.6% » Adj. EBITDA $81.3M, bup 15.9% » Adj. EBITDA 31.3%, bup 140 bps • Same-store GCC Results: » Revenue $201.4M, bup 2.0% » Adj. EBITDA $63.4M, bup 7.0% » Adj. EBITDA 31.5%, bup 150 bps • Same-store Revenue Growth by Revenue Type: » Dues bup 3.3% » Food & Beverage bup 2.1% » Golf Ops bup 1.1% • New or Acquired GCC Results: » Revenue $58.5M » Adj. EBITDA $17.9M 49% Dues 24% F&B 21% Golf Ops 7% Other 4Q15 $260M Revenue Mix Memberships(2) (1) Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation to the most comparable financial measure calculated in accordance with GAAP. (2) Same-store memberships excludes managed clubs. Total memberships includes Same-store, and new or acquired clubs, but excludes managed clubs. $235.0 $259.93.2 1.0 0.4 20.8 (0.6) 4Q14 SS Dues SS F&B SS Golf SS Other Acq 4Q15 GCC Revenue $ millions $70.2 $81.3 4.1 7.0 4Q14 Same Store Acquisitions 4Q15 GCC Adj. EBITDA(1) $ millions 84,884 85,193 111,458 116,303 4Q14 Same-store 4Q15 Same-store 4Q14 Total 4Q15 Total bup 0.4% bup 4.3%

26 FY15 BUSINESS, SPORTS & ALUMNI CLUBS (BSA) Solid growth across key operating metrics 56,058 55,190 54,733 56,715 56,636 2011 Total 2012 Total 2013 Total 2014 Total 2015 Total Key operating metrics (y/y %) • Total BSA Results: » Revenue $195.3M, bup 6.4% » Adj. EBITDA $39.6M, bup 13.4% » Adj. EBITDA 20.3%, bup 130 bps • Same-store BSA Results: » Revenue $189.4M, bup 4.3% » Adj. EBITDA $38.9M, bup 10.5% » Adj. EBITDA 20.5%, bup 110 bps • Same-store Revenue Growth by Revenue Type: » Dues bup 3.8% » Food & Beverage bup 4.9% • New or Acquired BSA Results: » Revenue $6.0M » Adj. EBITDA $0.8M 42% Dues 52% F&B 6% Other FY15 $195M Revenue Mix Memberships(2) bdown (0.1%) (1) Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation to the most comparable financial measure calculated in accordance with GAAP. (2) Memberships excludes managed clubs. Total memberships includes Same-store, and new or acquired clubs, but excludes managed clubs. $168 $171 $174 $180 $184 $195 2010 2011 2012 2013 (53wks) 2014 2015 BSA Revenue $ millions $30 $32 $34 $34 $35 $4017.9% 18.9% 19.5% 19.0% 19.0% 20.3% 2010 2011 2012 2013 (53wks) 2014 2015 BSA Adj. EBITDA(1) $ millions CAGR +3.1% CAGR +5.7%

27 4Q15 BUSINESS, SPORTS & ALUMNI CLUBS (BSA) Solid growth across key operating metrics Key operating metrics (y/y %) • Total BSA Results: » Revenue $67.8M, bup 6.2% » Adj. EBITDA $16.9M, bup 14.9% » Adj. EBITDA 25.0%, bup 190 bps • Same-store BSA Results: » Revenue $65.2M, bup 5.0% » Adj. EBITDA $16.4M, bup 11.9% » Adj. EBITDA 25.3%, bup 160 bps • Same-store Revenue Growth by Revenue Type: » Dues bup 3.1% » Food & Beverage bup 6.7% • New or Acquired BSA Results: » Revenue $2.6M » Adj. EBITDA $0.5M 38% Dues 57% F&B 5% Other 4Q15 $68M Revenue Mix Memberships(2) (1) Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation to the most comparable financial measure calculated in accordance with GAAP. (2) Same-store memberships excludes managed clubs. Total memberships includes Same-store, and new or acquired clubs, but excludes managed clubs. $63.8 $67.8 0.7 2.3 0.0 0.9 4Q14 SS Dues SS F&B SS Other New 4Q15 BSA Revenue $ millions $14.8 $16.9 1.8 0.4 4Q14 Same Store New 4Q15 BSA Adj. EBITDA(1) $ millions 55,064 54,402 56,715 56,636 4Q14 Same-store 4Q15 Same-store 4Q14 Total 4Q15 Total bdown (1.2%) bdown (0.1%)

28 FY2015 CAPEX Continued investment in business … 2016 Capital Expenditures • 2016 maintenance capex: ~$57 million, ~5% of consolidated revenue » Plan to spend $39 million on maintenance of clubs » Intend to spend $18 million on corporate and IT related systems • 2016 expansion capital: ~$41 million » Anticipate investing ~$21 million on 11 same-store clubs » Anticipate investing ~$20 million on recently acquired clubs $24.9 $25.1 $16.7 $23.8 $29.1 $53.1 $18.0 $22.8 $37.5 $35.7 $43.5 $52.1 2010 2011 2012 2013 2014 2015 Maintenance Capex ROI Capex Capital Expenditures $ millions 2015 Capital Expenditures • 2015 maintenance capex $53.1 million » Includes $17.3 million of corporate and IT related systems • 2015 expansion capital: » Invested $52.1 million in ROI and expansion capital and completed reinvention on 21 clubs » Acquisition capital $58.6 million invested on nine clubs

FY15 LEVERED FREE CASH FLOW

Attractive FCF generation …

Levered FCF[1]

$ millions


$82.7
$87.2
$99.2
$109.8
$110.7
$112.5
$108.4
$104.9
1Q14 LTM
2Q14 LTM
3Q14 LTM
4Q14 LTM
1Q15 LTM
2Q15 LTM
3Q15 LTM
4Q15 LTM

Levered Free Cash Flow

- (4.5%) y/y decrease in LTM levered FCF
- 4Q15 LTM cash interest expense[2] was $46.3 million
- 4Q15 LTM cash tax expense was $11.3 million
- 4Q15 LTM paid $33.6 million in dividends; the Company currently pays annual dividends of $0.52/share

Liquidity & Capital Structure

- As of December 29, 2015, cash and cash equivalents and total liquidity of $221.6 million
- ClubCorp Term B loans of $675 million are priced at L+325 basis points with a 1% LIBOR floor
- ClubCorp Unsecured Senior Notes of $350 million are priced at 8.25%
- As of December 29, 2015, Sr. Secured Leverage Ratio was 3.01x

(1) Levered Free Cash Flow is not calculated in accordance with GAAP. A reconciliation of Free Cash Flow to the most comparable financial measure calculated in accordance with GAAP can be found in the appendix of this presentation.

(2) Interest on long-term debt excludes accretion of discount on member initiation deposits, amortization of debt issuance costs, amortization of term loan discount and interest on notes payable related to certain realty interests which we define as "Non-Core Development Entities".

CLUBCORP®

THE WORLD LEADER IN PRIVATE CLUBS®

29

2016 OUTLOOK

The Company is positioned for excellent results again in 2016

Revenue	Adj. EBITDA	ROI Capital	Dividend
$1,085M - $1,105M *(+3-5% y/y)*	$242M - $252M *(+4-8% y/y)*	~$41M *(11 same-store clubs, plus acquired clubs)*	Annualized $0.52 / share *(~5% yield)*


Coto de Caza Golf & Racquet Club
Coto de Caza, CA

Keys to achieving 2016 outlook ...

- Solid Same-store growth and operational execution
- Strong revenue growth across all three primary revenue streams: dues, F&B and golf operations
- Economy continues to grow, with no significant macroeconomic event
- Acceptance of our O.N.E. offering continues to climb
- Reinvention continues to drive dues revenue, member usage and ancillary spend
- Continued execution of our cost and revenue synergies at newly acquired clubs


Athletic & Swim Club
New York, NY

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

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31 APPENDIX

32 FY2015 CONSOLIDATED RESULTS Combined Same-store clubs and combined new or acquired clubs performance (1) Change compares fourth quarter ended December 29, 2015 (16 weeks) to fourth quarter ended December 30, 2014 (16 weeks) (2) Change compares fiscal year ended December 29, 2015 (52 weeks) to fiscal year ended December 30, 2014 (52 weeks) (3) When clubs are divested, the associated revenues are excluded from segment results for all periods presented

33 FY2015 GOLF & COUNTRY CLUBS (GCC) GCC Same-store clubs and GCC new or acquired clubs performance (1) Change compares fourth quarter ended December 29, 2015 (16 weeks) to fourth quarter ended December 30, 2014 (16 weeks) (2) Change compares fiscal year ended December 29, 2015 (52 weeks) to fiscal year ended December 30, 2014 (52 weeks)

34 FY2015 BUSINESS, SPORTS & ALUMNI CLUBS (BSA) BSA Same-store clubs and BSA new or acquired clubs performance (1) Change compares fourth quarter ended December 29, 2015 (16 weeks) to fourth quarter ended December 30, 2014 (16 weeks) (2) Change compares fiscal year ended December 29, 2015 (52 weeks) to fiscal year ended December 30, 2014 (52 weeks)

35 NET INCOME TO ADJUSTED EBITDA RECONCILIATION OF NON-GAAP MEASURES TO CLOSEST GAAP MEASURE (1) Includes non-cash impairment charges related to property and equipment and intangible assets and loss on disposals of assets (including property and equipment disposed of in connection with renovations). (2) Net income or loss from discontinued operations and divested clubs that do not qualify as discontinued operations in accordance with GAAP. (3) Includes loss on extinguishment of debt calculated in accordance with GAAP. (4) Includes non-cash items related to purchase accounting associated with the acquisition of CCI in 2006 by affiliates of KSL Capital Partners, LLC (“KSL”) and expense recognized for our long-term incentive plan related to fiscal years 2011 through 2013. (5) Represents legal and professional fees related to the acquisition of clubs, including the acquisition of Sequoia Golf on September 30, 2014.(6) Represents legal and professional fees related to our capital structure, including debt issuance and amendment costs, equity offering costs and other charges incurred in connection with the ClubCorp Formation. (7) Includes fees and expenses associated with readiness efforts for Section 404(b) of the Sarbanes-Oxley Act and related centralization of administrative processes, finance processes and related IT systems. (8) Represents adjustments permitted by the credit agreement governing the Secured Credit Facilities including cash distributions from equity method investments less equity in earnings recognized for said investments, income or loss attributable to non-controlling equity interests of continuing operations and management fees, termination fee and expenses paid to an affiliate of KSL. (9) Includes equity-based compensation expense, calculated in accordance with GAAP, related to awards held by certain employees, executives and directors. (10) Represents estimated deferred revenue using current membership life estimates related to initiation payments that would have been recognized in the applicable period but for the application of purchase accounting in connection with the acquisition of CCI in 2006 and the acquisition of Sequoia Golf on September 30, 2014.

36 HOUSTON AND TEXAS SAME-STORE ADJUSTED EBITDA RECONCILIATION OF HOUSTON AND TEXAS SS ADJ. EBITDA TO TOTAL ADJ. EBITDA (1) Includes same-store and new & acquired Golf and Country clubs and same-store and new & acquired Business Sports and Alumni clubs, other than the same-store clubs located in Texas. (2) Other consists of other business activities including ancillary revenues related to alliance arrangements, a portion of the revenue associated with upgrade offerings, reimbursements for certain costs of operations at managed clubs, corporate overhead expenses and shared services.

37 CALCULATION OF LEVERED FREE CASH FLOW RECONCILIATION OF NON-GAAP MEASURES TO CLOSEST GAAP MEASURE (1) See the Adjusted EBITDA reconciliation in the preceding "Reconciliation of Non-GAAP Measures to Closest GAAP Measure" table. (2) Interest on long-term debt excludes accretion of discount on member deposits, amortization of debt issuance costs, amortization of term loan discount and interest on notes payable related to certain realty interests which we define as “Non-Core Development Entities”.

38